SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.__)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         LEXINGTON SMALLCAP FUND, INC.
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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     statement number, or the Form or Schedule and the date of its filing.

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

               LEXINGTON SMALLCAP FUND, INC.
                       P.O. Box 1515
                   Park 80 West Plaza Two
              Saddle Brook, New Jersey  07663
                       1-800-526-0056


December 20, 1999


Dear Shareholder:

At a meeting of the Board of Directors held on November 30, 1999, the Directors unanimously approved a Plan of Liquidation and Dissolution for the Lexington SmallCap Fund, Inc. After considering other alternatives, they concluded that a complete liquidation was in the best interests of the Lexington SmallCap Fund and its shareholders. The enclosed Notice and Proxy Statement describe these matters in detail and establish a Special Meeting of the Shareholders to obtain your approval.

The Lexington SmallCap Fund currently has net assets of approximately $7 million. The continued operation of the Fund at this size is not economically feasible for Lexington Management Corporation. The Board, based on Management's recommendation, believes that the continued operation of the Fund is not in your best interest as shareholders. In spite of our efforts to sell shares of the Lexington SmallCap Fund, Management concluded, and the Directors agreed, that further marketing efforts would not increase the Fund's size sufficiently to make its continued operation practicable.

We recommend that you approve the Plan of Liquidation and Dissolution. Lexington Management Corporation is paying all costs associated with implementing this Plan, except the costs of solicitation which will be borne by the Fund. Subject to your approval, shareholders remaining in the Lexington SmallCap Fund will receive a cash distribution as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known liabilities and obligations as described in the Proxy Statement.

After reading the enclosed material, please complete, sign and return the proxy card so that your shares will be represented. If you decide to attend the meeting, you may revoke your proxy at any time and vote your shares in person. Your vote is extremely important.

If you want additional information concerning this proposal, please call us at 1-800-526-0056. We will answer your questions, discuss choices and appropriate alternative Lexington investments.

Thank you for your understanding and your help.

Sincerely,



Robert M. DeMichele, President

                LEXINGTON SMALLCAP FUND, INC.
                       P.O. Box 1515
                   Park 80 West Plaza Two
               Saddle Brook, New Jersey 07663
                       1-800-526-0056

         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     February 11, 2000

Notice is hereby given that a Special Meeting of the Shareholders of the Lexington SmallCap Fund, Inc. (the "Fund"), a Maryland corporation, will be held on February 11, 2000 at 10:00 a.m. Eastern time at the offices of the Fund, Park 80 West Plaza Two, Saddle Brook, New Jersey, for the following purposes:

     I. To approve or disapprove the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution as approved by the Fund's Board of Directors on November 30, 1999; and

     II. The transaction of such other business as may be properly brought before the meeting.

Shareholders of record at the close of business on November 30, 1999 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOU INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        By Order of the Board of
                                        Directors,



                                        Lisa Curcio, Secretary



Dated: December 20, 1999

               LEXINGTON SMALLCAP FUND, INC.
                       P.O. Box 1515
                   Park 80 West Plaza Two
              Saddle Brook, New Jersey  07663
                       1-800-526-0056

                         DEFINITIVE
                      PROXY STATEMENT
                     December 20, 1999
              SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD
                     February 11, 2000

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Lexington SmallCap Fund, Inc. (the "Fund"), a Maryland corporation, for use at a Special Meeting of Shareholders (the "Meeting") to be held on February 11, 2000 at 10:00 a.m. Eastern time at the offices of the Fund, Park 80 West Plaza Two, Saddle Brook, New Jersey, and at any adjournment thereof, and was first mailed to shareholders on or about December 20, 1999. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management or agents appointed by Management may also solicit proxies by telephone, telegraph or personal interview. The costs of solicitation will be borne by the Fund.

     The following are the Proposals for the Meeting:

     I. Shareholders will be asked to approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution (the "Plan") as approved by the Fund's Board of Directors on November 30, 1999; and

     II. Shareholders will be asked to transact such other business as may be properly brought before the meeting.

     The Board of Directors has fixed the close of business on November 30, 1999 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 675,433 outstanding shares of the Fund, each share being entitled to one vote on each matter to come before the Meeting. As of November 18, 1999, the Directors and executive officers of the Fund as a group beneficially owned less than 1% of all issued and outstanding shares of the Fund. As of November 18, 1999, the following shareholders each beneficially owned 5% or more of the Fund's shares:

                                        Number of        Percentage of
Name and Address                      Shares Owned     Fund Outstanding

  Smith Richardson Foundation*          590,833             87.47%
  60 Jessup Road
  Westport, CT 06880

  *Smith Richardson Foundation (the "Foundation") may be considered to control the Fund and to be an "affiliated person" of Lexington Management Corporation (the "Adviser"). The Adviser is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation. Descendants of Lundsford Richardson, Sr., their spouses, trusts, a corporation in which they have interests and charitable organizations established by such descendants (the "Richardson Family") have a controlling interest in Lexington Global Asset Managers, Inc. Two controlling shareholders of the Richardson Family are Trustees of the Foundation. The Adviser serves as the adviser for assets of the Foundation and intends to vote the Foundation's shares in favor of all proposals.

  The Fund's Annual Report for the year ended December 31, 1998 and Semi-Annual Report dated June 29, 1999, including financial statements, were sent to all shareholders of record on February 28, 1999, and on August 29, 1999, respectively . The Annual and Semi-Annual Reports do not, however, form any part of the proxy soliciting material. A copy of the Fund's Annual and/or Semi-Annual Report may be received, free of charge, by writing to the Fund at the address listed above or by calling the Fund, toll free, at 1-800-526-0056.

  The favorable vote of the holders of a majority of the issued and outstanding shares of the Fund entitled to vote at the Meeting is required for approval of the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan (Proposal I).

  In addition to the solicitation of proxies by mail, the Fund may utilize the services of officers and employees of the Fund, the Adviser, and Lexington Funds Distributor, Inc., the Fund's distributor (the "Distributor"), none of whom receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. The estimated costs of solicitation of proxies are expected to be approximately $20,000 in the aggregate for the Fund and will be borne by the Fund. The Fund may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

  At the Meeting, the presence in person or by proxy of shareholders of a majority in number of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting to be held within a reasonable time after the date originally set for the Meeting, without notice other than announcement at the

Meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted at the meeting as originally notified.

  THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED BY THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR APPROVAL OF EACH OF THE ABOVE PROPOSALS.

                          PROPOSAL I

               PROPOSAL TO LIQUIDATE THE ASSETS
                AND DISSOLVE THE FUND PURSUANT
                TO THE PROVISIONS OF THE PLAN
                OF LIQUIDATION AND DISSOLUTION

The Liquidation in General

  The Fund proposes to liquidate the assets and dissolve the Fund pursuant to the provisions of the Plan as approved by the Fund's Board of Directors on November 30, 1999. The Plan provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved, the Adviser will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders. In no event will any of the securities owned by the Fund be sold at a price which is less than the best price available in the public market on the date of sale.

  At the meeting of the Directors held on November 30, 1999, the Directors determined that an orderly liquidation of the Fund's assets was in the best interest of the shareholders. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken, including the suspension of sales.

Reasons for the Liquidation

   The Fund is the only series of a Maryland corporation and commenced operations on January 2, 1996. As of December 31, 1998, the Fund's net assets were approximately $8,172,488. The Directors determined at a meeting held on November 30, 1999 that the liquidation and termination of the Fund was the appropriate course of action. After a discussion of all available options, the Directors, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously adopted a resolution declaring the proposed liquidation and dissolution advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Directors' determination that the Fund be liquidated and terminated.

  Prior to their November 30, 1999 meeting, the Directors had been advised by the Adviser that over the long term, the continued operation of the Fund at its size was not economically feasible for the Adviser or the Fund's shareholders. At the November 30, 1999 Board Meeting, the Adviser stated that it had reviewed the following possible alternatives for the Fund: (i) continuation of the Fund with increased marketing;
(ii) the merger or sale of the Fund into a similar investment company;
(iii) gradual liquidation of the Fund; and (iv) a prompt liquidation of the Fund. The Adviser reported to the Directors that it had considered the viability of each alternative and had concluded that a prompt liquidation of the Fund was the only viable alternative consistent with the best interests of the shareholders of the Fund. See "Federal Income Tax Consequences" below. The Adviser was not confident that further marketing efforts would increase the Fund's size sufficiently. The Adviser reported that it found the merger or sale of the Fund into a similar investment company not to be realistic alternatives because of the relatively small amount of assets under management in the Fund and the fact that the Adviser could not assure any potential merging or acquiring fund that the Fund's assets would remain in the Fund.
Further, the Adviser determined that it would be inappropriate to terminate its reimbursement of certain Fund expenses or seek to raise its advisory fees in order to make the Fund more economically attractive to itself as increased fees would be detrimental to the ability of the Fund to acquire additional assets under management.

  At the November 30, 1999 meeting of the Board of Directors, the Adviser requested that the Board of Directors consider the liquidation of the Fund pursuant to the Plan attached to this Proxy Statement as Exhibit A. In connection with the proposal, the Adviser has agreed to bear the costs associated with the liquidation of the Fund. Based upon the Adviser's presentation and recommendation, the Board of Directors concluded that a liquidation of the Fund was in the best interests of the Fund and its shareholders.

  The liquidation of the assets and termination of the Fund will have the effect of permitting the Fund's shareholders to invest the distributions to be received by them upon the Fund's liquidation in investment vehicles of their own choice. Investors who desire the continued use of a managed investment such as a money market fund may obtain a prospectus for the Lexington Money Market Trust by calling, toll free, 1-800-526-0056.

  In the event that the shareholders do not approve the Plan, the Directors will continue to search for other alternatives for the Fund.

Plan of Liquidation and Dissolution of the Fund

  The Plan provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved, the Adviser will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders. In no event will any of the portfolio securities owned by the Fund be sold at a price which is less than the best price available in the public market on the time of the sale.

  At the meeting of the Directors held on November 30, 1999, the Directors determined that an orderly liquidation of the Fund's holdings over a reasonable period of time would decrease the probability of having to sell portfolio securities at unfavorable prices. Thus, the Directors directed that the Adviser begin to liquidate the Fund's assets as it deems appropriate and in the best interests of the shareholders of the Fund.

Liquidation Value

  If the Plan is adopted by the Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all the Fund's known liabilities and obligations, the Fund's shareholders will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current registration statement together with accrued and unpaid dividends with respect to each of their shares of the Fund (the "Liquidation Distribution") by March 31, 2000.

Federal Income Tax Consequences

  The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution; however, the Fund has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Fund. This summary is based on the tax laws and regulations in effect on the date of this proxy, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

  This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens (other than dealers in securities) and does not address the particular federal income tax consequences which may apply to other shareholders, such as corporations, trusts, estates, tax exempt organizations or non-resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATION DISTRIBUTION AS DISCUSSED HEREIN.

  As discussed above, pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to its shareholders. The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. To the extent the Fund realizes long-term capital gains in excess of short-term capital losses (net capital gain) in connection with the sale of its assets prior to the date of the Liquidation Distribution, it will be necessary for the Fund to declare a capital gain dividend to avoid paying federal income taxes on undistributed net capital gain. If net capital gain is distributed and designated as a capital gain dividend it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. In addition, it will be necessary for the Fund to distribute any net short-term capital gains in excess of net long-term capital losses or ordinary income realized prior to the Liquidation Date to avoid paying federal income taxes on its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss). Any distribution of short-term capital gain or ordinary income realized by the Fund prior to the Liquidation Date will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

  A shareholder's receipt of the Liquidation Distribution other than the distributions described in the immediately preceding paragraph will be treated as an amount received in exchange for his or her shares of the Fund. Each shareholder will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and such amount. Assuming the shares are held as a capital asset, the gain or loss will be characterized as a capital gain or loss. Generally, a capital gain or loss attributable to shares held for more than one year will constitute a long-term capital gain or loss, while a capital gain or loss attributable to shares held for not more than one year will constitute a short-term capital gain or loss.

  The receipt of a Liquidation Distribution by an Individual Retirement Account Plan ("IRA") which holds shares would generally not be viewed as a taxable event to the beneficiary; however, some IRAs which hold shares may have been established with custodians who do not possess the power to reinvest the Liquidation Distribution, but instead must immediately distribute such amounts to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular income tax. Beneficiaries who receive a distribution from their IRAs on account of the liquidation may be able to avoid the above-described taxes and characterize the receipt of the Liquidation Distribution as a tax-free distribution if, within 60 days of receipt of the Liquidation Distribution, it is "rolled over" into a new IRA or into an otherwise eligible retirement plan and the shareholder has not engaged in a rollover from this IRA to another IRA or otherwise eligible retirement plan during the one year period ending on the day of receipt of the Liquidation Distribution. Such a rollover will not generate a deduction for the current year. IRA shareholders who do not wish to roll over their Liquidation Distribution, or who have rolled over their IRAs during the one-year period ending on the day of receipt of the distribution, may contact the Fund's custodian to make other arrangements for the transfer of their IRAs. Tax results will vary depending upon the status of each beneficiary, and therefore beneficiaries who receive distributions from an IRA on account of the liquidation of the Fund must consult with their own tax advisers regarding their personal tax results in this matter.

  The foregoing summary sets forth general information regarding the anticipated federal income tax consequences to the Fund and to individual shareholders who are United States citizens of the liquidation of the Fund, as previously discussed. No tax ruling has been or will be requested from the Service regarding the payment or receipt of a Liquidation Distribution. The statements above are, therefore, not binding on the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth above. EACH SHAREHOLDER SHOULD SEEK INDEPENDENT COUNSEL REGARDING THE POSSIBLE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES TO SUCH SHAREHOLDER OF RECEIVING A LIQUIDATION.
 Liquidation Distributions
  At present, the date or dates on which the Fund will pay Liquidation Distributions to its shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur on or prior to March 31, 2000. Shareholders will receive their Liquidation Distribution without any further action on their part.

  The right of a shareholder to redeem his or her shares of the Fund at any time has not been impaired by the adoption of the Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedure set forth in the Fund's current prospectus without the necessity of waiting for the Fund to take any action. The Fund does not impose any redemption charges.

Conclusion

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE FUND PURSUANT TO THE PROVISIONS OF THE PLAN OF LIQUIDATION AND DISSOLUTION.

                         PROPOSAL II

                        OTHER MATTERS
  The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

  The Adviser. Lexington Management Corporation, P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the adviser to the Fund. The Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and the form of investment. The Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, recommending the ultimate disposition of such investments. It is the Adviser's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Fund's Board of Directors. The Adviser also provides certain administrative and managerial services to the Fund.

  The Principal Underwriter. Lexington Funds Distributor, Inc. is the principal underwriter (or Distributor) of the Fund. The Distributor promotes the sale and arranges for the sale of shares through its representatives and to investment dealers. The Adviser and Distributor are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation, with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663.

  The Administrator. The Adviser also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulating compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, communicating with shareholders, supervising the custodian and providing facilities for such services.

  Voting Information and Discretion of the Persons Named as Proxies.
While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


December 20, 1999                       By Order of the Board of Directors,


                                        Lisa Curcio, Secretary

                                                    EXHIBIT A

             PLAN OF LIQUIDATION AND DISSOLUTION

                              OF

                LEXINGTON SMALLCAP FUND, INC.


     This Plan of Liquidation and Dissolution (the "Plan") of the
Lexington SmallCap Fund, Inc., a Maryland corporation (the "Fund"), has been approved by the Board of Directors of the Fund (the "Board") as being advisable and in the best interests of the Fund and its stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund's Common Stock (the "Stockholders") for their adoption or rejection at a special meeting of stockholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1.   Adoption of Plan.  The effective date of the Plan (the
          "Effective Date") shall be the date on which the Plan is adopted by the shareholders.

     2. Sale or Distribution of Assets. As soon as practicable after the Effective Date, but in no event later than March 31, 2000. (the "Liquidation Period"), the Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution and liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

     3. Provisions for Liabilities. Within the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund (the "Reserve Fund") for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

     4. Distribution to Stockholders. As soon as practicable after a vote of approval of this Plan by the shareholders of the Fund, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

     5. Notice of Liquidation. As soon as practicable after the Effective Date but in no event later than 20 days prior to the filing of Articles of Dissolution as provided in Section

          6 below, the Fund shall mail notice to all its creditors and employees that this Plan has been approved by the Board and the shareholders as provided in the MGCL.

     6. Articles of Dissolution. Pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution (the "Articles") with and for acceptance by the Maryland State Department of Assessments and Taxation.

     7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the shareholders, such an amendment or modification will be submitted to the shareholders for approval. In addition, the Board may abandon this Plan without shareholder approval at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

     8. Powers of Board and Officers. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL including, without limitation, the filing of a Form N-8F with the Securities and Exchange Commission and withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

     9. Termination of Business Operations. As soon as practicable upon adoption of the Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation.



LEXINGTON SMALLCAP FUND, INC.



Robert M. DeMichele, President

                LEXINGTON SMALLCAP FUND, INC.
                            PROXY

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of the Lexington SmallCap Fund, Inc. (the "Fund"), for use at a Special Meeting of
Shareholders to be held at Park 80 West Plaza Two, Saddle Brook, New Jersey, on February 11, 2000 at 10 a.m. Eastern time.

     The undersigned hereby appoints Richard Lavery and Enrique Faust, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of stock of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:

ITEM 10. Proposal to liquidate the assets and dissolve the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution.


                    FOR       AGAINST       ABSTAIN

ITEM11. The transaction of such other business as may be properly brought before the meeting.

                    FOR       AGAINST       ABSTAIN





     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY.



                                __________________________________________
                                Sign here exactly as name(s) appears hereon

                                __________________________________________

                                Dated:_____________________________________

                                IMPORTANT:  Joint owners must EACH
                                sign.  When signing as attorney,
                                executor, administrator, trustee,
                                guardian or corporate officer,
                                please give your full title as
                                such.